Exhibit 32.2

CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Peter G. Michielutti, Executive Vice President, Chief Operating Officer and Chief Financial Officer of Christopher & Banks Corporation (the “Company”), certify, pursuant to 18 U.S.C. §1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.
The quarterly report of the Company on Form 10-Q for the period ended October 29, 2016 as filed with the United States Securities and Exchange Commission (the Report) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 2, 2016

	By:	/s/ Peter G. Michielutti
Peter G. Michielutti Executive Vice President, Chief Operating Officer and Chief Financial Officer